Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about provisions and non-current liabilities [abstract]
Provisions and other non-current liabilities
20. Provisions and other non-current liabilities
(USD millions)	2019	2018

Accrued liability for employee benefits:
Defined benefit pension plans [1]	3 469	3 546

Other long-term employee benefits and deferred compensation	546	600

Other post-employment benefits [1]	612	954

Environmental remediation provisions	592	634

Provisions for product liabilities, governmental investigations and other legal matters	200	214

Contingent consideration [2]	958	874

Other non-current liabilities	255	497

Total provisions and other non-current liabilities	6 632	7 319

[1] Note 25 provides additional disclosures related to post-employment benefits.
[2] Note 29 provides additional disclosures related to contingent consideration.
Novartis believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Novartis may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to the Group’s financial condition but could be material to the results of operations or cash flows in a given period.
Environmental remediation provisions
The following table shows the movements in the environmental liability provisions:
(USD millions)	2019	2018	2017

January 1	692	761	773

Cash payments	– 30	– 48	– 46

Releases [1]	– 83	– 21	– 153

Additions [2]	124	7	154

Currency translation effects	11	– 7	33

December 31	714	692	761

Less current provision	– 122	– 58	– 55

Non-current environmental remediation provisions at December 31	592	634	706

[1] Releases of provisions credited to the consolidated income statement from continuing operations were USD 21 million in 2018 and USD 153 million in 2017.
[2] Provisions charged to the consolidated income statement from continuing operations were USD 7 million in 2018 and USD 154 million in 2017.
The material components of the environmental remediation provisions consist of costs to sufficiently clean and refurbish contaminated sites to the extent necessary and to continue surveillance at sites where the environmental remediation exposure is less significant.
A substantial portion of the environmental remediation provisions relate to the remediation of Basel regional landfills in the adjacent border areas in Switzerland, Germany and France. The provisions are reassessed on a yearly basis and adjusted as necessary.
In the United States, Novartis has been named under federal legislation (the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) as a potentially responsible party (PRP) in respect of certain sites. Novartis actively participates in, or monitors, the cleanup activities at the sites in which it is a PRP. The provision takes into consideration the number of other PRPs at each site as well as the identity and financial position of such parties in light of the joint and several nature of the liability.
The expected timing of the related cash outflows as of December 31, 2019, is currently projected as follows:
(USD millions)	Expected cash outflows

Due within two years	141

Due later than two years, but within five years	210

Due later than five years, but within 10 years	258

Due after 10 years	105

Total environmental remediation liability provisions	714

Provisions for product liabilities, governmental investigations and other legal matters
Novartis has established provisions for certain product liabilities, governmental investigations and other legal matters where a potential cash outflow is probable and Novartis can make a reliable estimate of the amount of the outflow. These provisions represent the Group’s current best estimate of the total financial effect for the matters described below and for other less significant matters. Potential cash outflows reflected in a provision might be fully or partially offset by insurance in certain circumstances.
Novartis has not established provisions for potential damage awards for certain additional legal claims against its subsidiaries if Novartis currently believes that a payment is either not probable or cannot be reliably estimated. In total, these not-provisioned-for matters include more than 3 000 individual product liability cases and certain other legal matters. Plaintiffs’ alleged claims in these matters, which Novartis does not believe to be entirely remote but which do not fulfill the conditions for the establishment of provisions, currently aggregate to, according to the current best belief of Novartis, approximately USD 0.9 billion. In addition, in some of these matters there are claims for punitive or multiple (treble) damages, civil penalties and disgorgement of profits that in the view of Novartis are either wholly or partially unspecified, or wholly or partially unquantifiable at present; the Group believes that information about these amounts claimed by plaintiffs generally is not meaningful for purposes of determining a reliable estimate of a loss that is probable or more than remote.
A number of other legal matters are in such early stages or the issues presented are such that the Group has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, the Group generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which the Group was able to make a reliable estimate of the possible loss or the range of possible loss, but the Group believes that publication of such information on a case-by-case basis would seriously prejudice the Group’s position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information has been disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 28 contains additional information on contingencies.
Alcon spin-off
On April 9, 2019, the Alcon spin-off was completed (see Note 2). Under the Separation and Distribution Agreement that Novartis entered into with Alcon in connection with the separation and the spin-off, Novartis and Alcon each agreed, subject to certain conditions and exclusions, and except to the extent otherwise described below with respect to any matter, to indemnify the other party and its directors, officers, employees and agents against any pending or future liabilities that constitute either a Novartis liability, in the case of Novartis, or an Alcon liability, in the case of Alcon, with the nature of any relevant liability being determined based on whether such claim or liability relates to the Novartis or the Alcon business and products.
Summary of significant legal proceedings
The following is a summary of significant legal proceedings to which Novartis or its subsidiaries are a party or were a party and that concluded in 2019.
Investigations and related litigations
Southern District of New York (S.D.N.Y.) marketing practices investigation and litigation
In 2013, the US government filed a civil complaint in intervention to an individual qui tam action against Novartis Pharmaceuticals Corporation (NPC) in the United States District Court (USDC) for the S.D.N.Y. The complaint, as subsequently amended, asserts federal False Claims Act (FCA) and common law claims with respect to speaker programs and other promotional activities for certain NPC cardiovascular medications ( Lotrel, Starlix and Valturna) allegedly serving as mechanisms to provide kickbacks to healthcare professionals (HCPs). Also in 2013, New York State filed a civil complaint in intervention asserting similar claims. Neither government complaint in intervention adopted the individual relator’s claims with respect to off-label promotion of Valturna, which were subsequently dismissed with prejudice by the court. The individual relator continues to litigate the kickback claims on behalf of other states and municipalities. Novartis is engaged in settlement discussions to resolve the above-described claims, and recorded a provision in the amount of USD 0.7 billion in 2019 in the Innovative Medicines Division.
S.D.N.Y. Gilenya marketing practices investigation and litigation
In 2013, NPC received a civil investigative demand from the United States Attorney’s Office (USAO) for the S.D.N.Y. requesting the production of documents and information relating to marketing practices for Gilenya, including the remuneration of healthcare providers in connection therewith. In 2017, the S.D.N.Y. and New York State declined to intervene in claims raised by an individual relator in a qui tam complaint, which continue to be vigorously contested.
Government generic pricing antitrust investigations, antitrust class actions
Since 2016, Sandoz Inc. has received grand jury subpoenas and a civil investigative demand and interrogatories from the Antitrust and Civil Divisions of the US Department of Justice (DoJ), and a subpoena and interrogatories from the Attorney General of the State of Connecticut in connection with alleged price fixing and market allocation of generic drugs in the US market as well as alleged FCA violations. The requests are for documents related to the marketing and pricing of generic pharmaceutical products sold by Sandoz Inc. and its subsidiary, Fougera Pharmaceuticals Inc. (Fougera), and related communications with competitors. Sandoz Inc. is cooperating with these investigations, which it believes to be part of a broader inquiry into industry practice.
Since the third quarter of 2016, Sandoz Inc. and Fougera have been sued alongside other generic pharmaceutical companies in numerous individual and putative class action complaints by direct and indirect purchasers and Attorneys General for 54 states and territories. Plaintiffs claim that defendants, including Sandoz, engaged in price fixing and market allocation of generic drugs in the US market, and seek damages and injunctive relief. The actions contain product-specific complaints as well as complaints alleging the existence of an overarching industry conspiracy, and assert violations of federal and state antitrust laws as well as consumer protection laws. The cases have been consolidated for pretrial purposes in the USDC for the Eastern District of Pennsylvania (E.D. Pa.), and the claims are being vigorously contested.
Asia/Russia investigation
In 2017 and 2018, Alcon and Novartis Group companies received document requests and subpoenas from the DoJ and the US Securities and Exchange Commission (SEC) requesting information concerning Alcon accounting, internal controls and business practices in Asia and Russia, including revenue recognition for surgical equipment and related products and services, as well as relationships with third-party distributors, both before and after Alcon became part of the Novartis Group. Alcon and Novartis are cooperating with this investigation. Pursuant to the terms of the Separation and Distribution Agreement, and subject to the conditions and exclusions therein, Novartis will indemnify Alcon in respect of certain fines or other monetary penalties that arise out of the investigations by the DoJ and the SEC at the time of the separation.
Lucentis/Avastin ® matters
In connection with an investigation into whether Novartis entities, F. Hoffmann-La Roche AG, Genentech Inc. and Roche S.p.A. colluded to artificially preserve the market positions of Avastin ® and Lucentis, in 2014 the Italian Competition Authority (ICA) imposed a fine equivalent to USD 125 million on the Novartis entities. Novartis paid the fine, subject to the right to later claim recoupment, and appealed before the Consiglio di Stato (CdS). In 2014 and 2015, the Italian Ministry of Health and the Lombardia region sent letters with payment requests for a total equivalent of approximately USD 1.3 billion in damages from Novartis and Roche entities based on the above allegations. In 2019, the CdS upheld the ICA decision and fine. Following the CdS decision, several additional Italian regions and hospitals sent letters claiming damages for an aggregate amount of approximately USD 330 million. None of these claims has been asserted in legal proceedings. Novartis has filed a further appeal of the CdS decision. In 2019, the French Competition Authority (FCA) issued a Statement of Objections against Novartis entities alleging anti-competitive practices on the French market for anti-vascular endothelial growth factor treatments for wet age-related macular degeneration from 2008 to 2013, and is expected to issue its final decision in the course of 2020. Novartis continues to vigorously contest all claims in Italy and France. Also, Novartis is challenging policies and regulations allowing off-label/unlicensed use and reimbursement for economic reasons in various countries, including Italy, the UK, Turkey and Brazil.
Japan investigation
In 2015, a trial started against a former Novartis Pharma K.K. (NPKK) employee, and also against NPKK under the dual liability concept in Japanese law, over allegations brought by the Tokyo District Public Prosecutor Office for alleged manipulation of data in sub-analysis publications of the Kyoto Heart Study regarding valsartan. The charges against NPKK are subject to a maximum total fine of JPY 4 million. In 2018, the Tokyo High Court upheld a not-guilty ruling of the Tokyo District Court for both the former NPKK employee and NPKK. A further appeal by the Tokyo District Public Prosecutor Office remains pending.
South Korea investigation
In 2016, the Seoul Western District Prosecutor initiated a criminal investigation into, among other things, allegations that Novartis Korea utilized medical journals to provide inappropriate economic benefits to HCPs, which resulted in a non-material fine in January 2020. Novartis has received requests for information from the DoJ and the SEC regarding this matter, and is cooperating with their ongoing inquiry.
Greece investigation
Novartis is investigating allegations of potentially inappropriate economic benefits to HCPs, government officials and others in Greece. Novartis is providing information to the Greek authorities investigating these allegations, including the Greek Coordinating Body for Inspection and Control, and the Greek Body of Prosecution of Financial Crime, from which it received a summons in 2018. Novartis is also responding to subpoenas and document requests from the SEC and DoJ that it received beginning in 2016 in connection with such allegations, and is cooperating with their investigation.
Antitrust class actions
Enoxaparin
In 2015, Sandoz and Momenta Pharmaceuticals were sued in a putative antitrust class action in federal court in Tennessee alleging that Momenta and Sandoz engaged in anticompetitive and unfair business conduct with regard to sales of enoxaparin. The same allegations were made by Amphastar in a lawsuit filed in federal court in California and subsequently moved to federal court in Massachusetts. In 2019, Sandoz resolved both matters, with Sandoz agreeing to pay USD 85 million to resolve the Tennessee class action and paying Amphastar approximately USD 39 million to resolve the Massachusetts case. The class action settlement is contingent upon, among other conditions, court approval and the class participants not exceeding an opt-out threshold. Sandoz, Momenta and Amphastar were also engaged in patent litigation concerning enoxaparin that concluded in June 2019.
Exforge
Since 2018, Novartis Group companies as well as other pharmaceutical companies have been sued by various direct and indirect purchasers of Exforge in multiple US individual and putative class action complaints. They claim that Novartis made a reverse payment in the form of an agreement not to launch an authorized generic, alleging violations of federal antitrust law and state antitrust, consumer protection and common laws, and seeking damages as well as injunctive relief. The cases have been consolidated in the S.D.N.Y. and the claims are being vigorously contested.
Product liability litigation
Reclast
NPC is a defendant in more than 20 US product liability actions involving Reclast and alleging atypical femur fracture injuries, all of which are in New Jersey state or federal court and in California state court, coordinated with claims against other bisphosphonate manufacturers. The claims are being vigorously contested.
Taxotere® (docetaxel)
Sandoz is a defendant in more than 2 900 US product liability actions involving Taxotere ® (docetaxel), an oncology product, many of which have been transferred to Multidistrict Litigation in the Eastern District of Louisiana. The complaints allege misleading marketing and that Sanofi, as innovator, and several 505(b)(2) NDA holders (including Sandoz) failed to warn of the risk of permanent alopecia/hair loss. The claims are being vigorously contested.
Amiodarone
Sandoz entities are named in more than 10 individual and multi-plaintiff US product liability cases involving amiodarone, a cardiac drug indicated to treat life-threatening arrhythmias that have not responded to other treatment. The complaints allege failure to warn, off-label promotion and failure to include medication guides to pharmacies. The claims are being vigorously contested.
Sartans and Ranitidine
Since 2018, claims have been brought against Sandoz and other pharmaceutical companies alleging injury from carcinogenic impurities found in valsartan and valsartan/HCT film-coated tablets and/or losartan marketed or manufactured by Sandoz, including several putative class actions in Canada and a Multidistrict Litigation in New Jersey. Claims have also been brought alleging injury from carcinogenic impurities in ranitidine-containing medicines, including several putative class actions in Canada. All of these claims are being vigorously contested.
Other matters
Average Wholesale Price (AWP) litigation
Lawsuits have been brought, the latest in February 2016, by various US state governmental entities and private parties against various pharmaceutical companies, including NPC, alleging that they fraudulently overstated the AWP that is or has been used by payors, including state Medicaid agencies, to calculate reimbursements to healthcare providers. NPC remains a defendant in a putative class action brought by private payors in New Jersey, and vigorously contests those claims. NPC resolved an action brought by the state of Illinois for approximately USD 21 million.
Aimovig–Amgen Dispute
In 2015 and 2017, Novartis and Amgen entered into agreements regarding the development and commercialization of Aimovig, which the companies co-commercialize in the US and to which Novartis has exclusive rights in all territories outside of the US, excluding Japan. Amgen issued a termination notice in April 2019, based on an alleged material breach of the collaboration agreements, and this notice, as well as other ancillary matters, are the subject of legal proceedings between Novartis and Amgen. Novartis disputes Amgen’s allegations vigorously. The collaboration continues during the litigation between the companies, and will remain in force until and unless a final court decision terminates the agreements.
Concluded legal matters
District of Massachusetts (D. Mass.) charitable foundation investigation
In 2016 and 2017, NPC received subpoenas from the USAO for the D. Mass. requesting documents related to NPC’s support of 501(c)(3) organizations that provide copayment assistance to Medicare patients who are prescribed Novartis medicines, including the respective accounting and tax treatment, as well as related to pricing strategies for Gleevec, Tasigna, Zometa and Gilenya. In 2018, NPC agreed to a settlement in principle to pay USD 23 million to resolve the investigation into potential violations of federal healthcare laws, including the Anti-Kickback Statute and FCA. In 2019, NPC agreed in principle to pay an additional USD 28 million to resolve related allegations. These settlements are subject to mutually agreeable terms and finalization of the documentation. Novartis considers this matter concluded for the purpose of reporting legal proceedings.
MIVS platform patent infringement litigation
In 2015, Johns Hopkins University (JHU) filed a patent infringement lawsuit against certain Alcon entities alleging that the use of certain Alcon surgical products, principally by third parties, infringes a patent directed to certain methods of ocular surgery. In 2019, JHU and Alcon entered into a confidential resolution of the litigation. Novartis considers this matter concluded.
Summary of product liability, governmental investigations and other legal matters provision movements
(USD millions)	2019	2018	2017

January 1	340	351	395

Provisions related to discontinued operations [1]	– 42

Impact of business combinations	10

Cash payments	– 116	– 118	– 69

Releases of provisions [2]	– 52	– 107	– 70

Additions to provisions [3]	1 230	220	93

Currency translation effects	– 1	– 6	2

December 31	1 369	340	351

Less current portion	– 1 169	– 126	– 121

Non-current product liabilities, governmental investigations and other legal matters provisions at December 31	200	214	230

[1] Notes 1, 2 and 30 provide information related to discontinued operations.
[2] Releases of provisions credited to the consolidated income statement from continuing operations were USD 107 million in 2018 and USD 63 million in 2017.
[3] Provisions charged to the consolidated income statement from continuing operations were USD 220 million in 2018 and USD 47 million in 2017.
Novartis believes that its total provisions for investigations, product liability, arbitration and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, there can be no assurance that additional liabilities and costs will not be incurred beyond the amounts provided.